Exhibit 21.1
LIST OF SUBSIDIARIES
SUBSIDIARIES OF ENERGY TRANSFER PARTNERS, L.P., a Delaware limited partnership:

Advanced Diesel LLC, a Idaho limited liability company
Advanced Meter Solutions LLC, a Delaware limited liability company
Aqua-ETC Water Solutions, LLC, a Delaware limited liability company
Arguelles Pipeline S de R.L. DE C.V., a Mexico SRL
Atlantic Petroleum (Out) LLC, a Delaware limited liability company
Atlantic Petroleum Company LLC, a Delaware limited liability company
Atlantic Petroleum Delaware Company LLC, a Delaware limited liability company
Atlantic Pipeline (Out) L.P. Texas limited partnership
Atlantic Refining & Marketing LLC, a Delaware limited liability company
Bakken Gathering LLC, a Delaware limited liability company
Bakken Holdings Company LLC, a Delaware limited liability company
Bakken Pipeline Investments LLC, a Delaware limited liability company
Bayou Bridge Pipeline, LLC, a Delaware limited liability company
Bayview Refining Company, LLC, a Delaware limited liability company
BBP Construction Management, LLC, a Delaware limited liability company
CDM Environmental & Technical Services LLC, a Delaware limited liability company
CDM Resource Management LLC, a Delaware limited liability company
Chalkley Gathering Company, LLC, a Texas limited liability company
Citrus Energy Services, Inc., a Delaware corporation
Citrus ETP Finance LLC, a Delaware limited liability company
Citrus, LLC, a Delaware limited liability company
Clean Air Action Corporation, a Delaware corporation
CMA Pipeline Partnership, LLC, a Texas limited liability company
Comanche Trail Pipeline, LLC, a Texas limited liability company
Connect Gas Pipeline LLC, a Delaware limited liability company
Consorcio Terminales LLC, a Delaware limited liability company
CrossCountry Citrus, LLC, a Delaware limited liability company
CrossCountry Energy, LLC, a Delaware limited liability company
Dakota Access Holdings, LLC, a Delaware limited liability company
Dakota Access Truck Terminals, LLC, a Delaware limited liability company
Dakota Access, LLC, a Delaware limited liability company
DAPL-ETCO Construction Management, LLC, a Delaware limited liability company
DAPL-ETCO Operations Management, LLC, a Delaware limited liability company
Dulcet Acquisition LLC, a Delaware limited liability company
Eastern Gulf Crude Access, LLC, a Delaware limited liability company
Edwards Lime Gathering, LLC, a Delaware limited liability company
ELG Oil LLC, a Delaware limited liability company
ELG Utility LLC, a Delaware limited liability company
Energy Transfer Aviation LLC, a Delaware limited liability company
Energy Transfer, LP, a Delaware limited partnership
Energy Transfer Canada, LLC, a Delaware limited liability company
Energy Transfer Crude Oil Company, LLC, a Delaware limited liability company
Energy Transfer Data Center, LLC, a Delaware limited liability company
Energy Transfer Employee Management Company, a Delaware corporation
Energy Transfer Fuel GP, LLC, a Delaware limited liability company
Energy Transfer Fuel, LP, a Delaware limited partnership
Energy Transfer Group, L.L.C., a Texas limited liability company
Energy Transfer International Holdings LLC, a Delaware limited liability company
Energy Transfer Interstate Holdings, LLC, a Delaware limited liability company
Energy Transfer LNG Export, LLC, a Delaware limited liability company
Energy Transfer Management Holdings, LLC, a Delaware limited liability company
Energy Transfer Mexicana, LLC, a Delaware limited liability company

Energy Transfer Rail Company, LLC, a Delaware limited liability company
Energy Transfer Retail Power, LLC, a Delaware limited liability company
Energy Transfer Technologies, Ltd., a Texas limited partnership
Energy Transfer Terminalling Company, LLC, a Delaware limited liability company
ET Company I, Ltd., a Texas limited partnership
ET Crude Oil Terminals, LLC, a Delaware limited partnership
ET Fuel Pipeline, L.P., a Delaware limited partnership
ET Rover Pipeline Canada, ULC, a BC, Canada unlimited liability company
ET Rover Pipeline LLC, a Delaware limited liability company
ETC Bayou Bridge Holdings, LLC, a Delaware limited liability company
ETC Compression, LLC, a Delaware limited liability company
ETC Endure Energy L.L.C., a Delaware limited liability company
ETC Energy Transfer, LLC, a Delaware limited liability company
ETC Fayetteville Express Pipeline, LLC, a Delaware limited liability company
ETC Fayetteville Operating Company, LLC, a Delaware limited liability company
ETC Field Services LLC, a Delaware limited liability company
ETC Gas Company, Ltd., a Texas limited partnership
ETC Gathering, LLC, a Texas limited liability company
ETC Hydrocarbons, LLC, a Texas limited liability company
ETC Illinois LLC, a Delaware limited liability company
ETC Interstate Procurement Company, LLC, a Delaware limited liability company
ETC Intrastate Procurement Company, LLC, a Delaware limited liability company
ETC Katy Pipeline, Ltd., a Texas limited partnership
ETC M-A Acquisition LLC, a Delaware limited liability company
ETC Marketing, Ltd., a Texas limited partnership
ETC Midcontinent Express Pipeline, L.L.C., a Delaware limited liability company
ETC New Mexico Pipeline, L.P., a New Mexico limited partnership
ETC NGL Marketing, LLC, a Texas limited liability company
ETC NGL Transport, LLC, a Texas limited liability company
ETC North Dakota Terminalling, LLC, a Delaware limited liability company
ETC Northeast Development, LLC, a West Virigina limited liability company
ETC Northeast Field Services LLC, a Delaware limited liability company
ETC Northeast Holdings, LLC, a Delaware limited liability company
ETC Northeast Midstream, LLC, a Delaware limited liability company
ETC Northeast Pipeline, LLC, a Delaware limited liability company
ETC Oasis GP, LLC a Texas limited liability company
ETC Oasis, L.P., a Delaware limited partnership
ETC Texas Pipeline, Ltd., a Texas limited partnership
ETC Tiger Pipeline, LLC, a Delaware limited liability company
ETC Tilden System LLC, a Delaware limited liability company
ETC Water Solutions, LLC, a Delaware limited liability company
ETCO Holdings LLC, a Delaware limited liability company
ETP Crude LLC, a Texas limited liability company
ETP Holdco Corporation, a Delaware corporation
ETP Retail Holdings, LLC, a Delaware limited liability company
Evergreen Assurance, LLC, a Delaware limited liability company
Evergreen Capital Holdings, LLC, a Delaware limited liability company
Evergreen Resources Group, LLC, a Delaware limited liability company
Explorer Pipeline Company, a Delaware corporation
Fayetteville Express Pipeline, LLC, a Delaware limited liability company
FEP Arkansas Pipeline, LLC, an Arkansas limited liability company
Fieldcrest Resources LLC, a Delaware limited liability company
Five Dawaco, LLC, a Texas limited liability company
Florida Gas Transmission Company, LLC, a Delaware limited liability company
FLST LLC, a Delaware limited liability company
FrontStreet Hugoton LLC, a Delaware limited liability company
Galveston Bay Gathering, LLC, a Texas limited liability company
Gulf States Transmission LLC, a Louisiana limited liability company

Helios Assurance Company, a Limited Bermuda other
Heritage ETC GP, L.L.C., a Delaware limited liability company
Heritage ETC, L.P., a Delaware limited partnership
Heritage Holdings, Inc., a Delaware corporation
Houston Pipe Line Company LP, a Delaware limited partnership
HP Houston Holdings, L.P., a Delaware limited partnership
HPL Asset Holdings LP, a Delaware limited partnership
HPL Consolidation LP, a Delaware limited partnership
HPL GP, LLC, a Delaware limited liability company
HPL Holdings GP, L.L.C., a Delaware limited liability company
HPL Houston Pipe Line Company, LLC, a Delaware limited liability company
HPL Leaseco LP, a Delaware limited partnership
HPL Resources Company LP, a Delaware limited partnership
HPL Storage GP LLC, a Delaware limited liability company
Inland Corporation, an Ohio corporation
Jalisco Corporation, a California corporation
Japan Sun Oil Company, Ltd., a Japan other
K Rail LLC, a Delaware limited liability company
Kanawha Rail LLC, a Delaware limited liability company
LA GP, LLC, a Texas limited liability company
La Grange Acquisition, L.P., a Texas limited partnership
LaGrange-ETCOP Operating Company, LLC, a Delaware limited liability company
Lake Charles Exports, LLC, a Delaware limited liability company
Lake Charles LNG Export Company, LLC, a Delaware limited liability company
Lavan Petroleum Company (LAPCO), an Iran, Islamic Republic of other
Lee 8 Storage Partnership, a Delaware limited partnership
Lesley Company LLC, a Delaware limited liability company
LG PL, LLC, a Texas limited liability company
LGM, LLC, a Texas limited liability company
Liberty Pipeline Group, LLC, a Delaware limited liability company
Libre Insurance Company, Ltd., a Bermuda corporation
LJL, LLC, a West Virginia limited liability company
Loadout LLC, a Delaware limited liability company
Lobo Pipeline Company LLC, a Delaware limited liability company
Lone Star NGL Asset GP LLC, a Delaware limited liability company
Lone Star NGL Asset Holdings II LLC, a Delaware limited liability company
Lone Star NGL Asset Holdings LLC, a Delaware limited liability company
Lone Star NGL Development LP, a Delaware limited partnership
Lone Star NGL Fractionators LLC, a Delaware limited liability company
Lone Star NGL Hattiesburg LLC, a Delaware limited liability company
Lone Star NGL LLC, a Delaware limited liability company
Lone Star NGL Marketing LLC, a Delaware limited liability company
Lone Star NGL Mont Belvieu GP LLC, a Delaware limited liability company
Lone Star NGL Mont Belvieu Pipelines LLC, a Delaware limited liability company
Lone Star NGL Mont Belvieu LP, a Delaware limited partnership
Lone Star NGL Pipeline LP, a Delaware limited partnership
Lone Star NGL Product Services LLC, a Delaware limited liability company
Lone Star NGL Refinery Services LLC, a Delaware limited liability company
Lone Star NGL Sea Robin LLC, a Delaware limited liability company
Lugrasa, S.A., a Panama corporation
Mascot, Inc. (MA), a Massachusetts corporation
Materials Handling Solutions LLC, a Delaware limited liability company
Mi Vida JV LLC, a Delaware limited liability company
Midcontinent Express Pipeline LLC, a Delaware limited liability company
Mid-Continent Pipe Line (Out) LLC, a Texas limited liability company
Midstream Gas Services, LLC, a Texas limited liability company
Midstream Logistics LLC, a Delaware limited liability company
Mid-Valley Pipeline Company, an Ohio corporation

Midwest Connector Capital Company LLC, a Delaware limited liability company
Oasis Partner Company, a Delaware corporation
Oasis Pipe Line Company Texas L.P., a Texas limited partnership
Oasis Pipe Line Company, a Delaware corporation
Oasis Pipe Line Finance Company, a Delaware corporation
Oasis Pipe Line Management Company, a Delaware corporation
Oasis Pipeline, LP, a Texas limited partnership
Ohio River System LLC, a Delaware limited liability company
Oil Casualty Insurance, Ltd., a Bermuda Limited Company
Oil Insurance Limited, Bermuda limited company
Orbit Gulf Coast NGL Exports, LLC, a Delaware limited liability company
Pacific Ethanol Central, LLC, a Delaware limited liability company
Pan Gas Storage LLC , a Delaware limited liability company
Panhandle Eastern Pipe Line Company, LP, a Delaware limited partnership
Panhandle Energy LNG Services, LLC, a Delaware limited liability company
Panhandle Storage LLC, a Delaware limited liability company
PEI Power Corporation, a Pennsylvania corporation
PEI Power II, LLC, a Pennsylvania corporation
Pelico Pipeline, LLC, a Delaware limited liability company
Penn Virginia Operating Co., LLC, a Delaware limited liability company
PennTex Midstream GP, LLC, a Delaware limited liability company
PennTex Midstream Operating, LLC, a Delaware limited liability company
PennTex Midstream Partners, LP, a Delaware limited partnership
PennTex Midstream Partners, LLC, a Delaware limited liability company
PennTex NLA Holdings, LLC, a Delaware limited liability company
PennTex North Louisiana, LLC, a Delaware limited liability company
PennTex North Louisiana Operating 3, LLC, a Delaware limited liability company
Permian Express Partners LLC, a Delaware limited liability company
Permian Express Partners Operating LLC, a Texas limited liability company
Permian Express Terminal LLC, a Delaware limited liability company
PES Equity Holdings, LLC, a Delaware limited liability company
PES Holdings, LLC, a Delaware limited liability company
PG Energy, Inc., a Pennsylvania corporation
Philadelphia Energy Solutions LLC, a Delaware limited liability company
Philadelphia Energy Solutions Refining and Marketing LLC, a Delaware limited liability company
Price River Terminal, LLC, a Texas limited liability company
Puerto Rico Sun Oil Company LLC, a Delaware limited liability company
PVR Midstream JV Holdings LLC, a Delaware limited liability company
Ranch Westex JV LLC, a Delaware limited liability company
Red Bluff Express Pipeline, LLC, a Delaware limited liability company
Regency Crude Marketing LLC, a Delaware limited liability company
Regency Employees Management Holdings LLC, a Delaware limited liability company
Regency Energy Finance Corp., a Delaware corporation
Regency Energy Partners LP, a Delaware limited partnership
Regency ERCP LLC, a Delaware limited liability company
Regency Gas Services LP, a Delaware limited partnership
Regency GOM LLC, a Texas limited liability company
Regency GP LLC, a Delaware limited liability company
Regency GP LP, a Delaware limited partnership
Regency Haynesville Intrastate Gas LLC, a Delaware limited liability company
Regency Hydrocarbons LLC, an Oklahoma limited liability company
Regency Intrastate Gas LP, a Delaware limited partnership
Regency Laverne LLC, an Oklahoma limited liability company
Regency Liquids Pipeline LLC, a Delaware limited liability company
Regency Marcellus Gas Gathering LLC, a Delaware limited liability company
Regency Mi Vida LLC, a Delaware limited liability company
Regency NEPA Gas Gathering LLC, a Texas limited liability company
Regency OLP GP LLC, a Delaware limited liability company

Regency Pipeline LLC, a Delaware limited liability company
Regency Quitman Gathering LLC, a Delaware limited liability company
Regency Ranch JV LLC, a Delaware limited liability company
Regency Texas Pipeline LLC, a Delaware limited liability company
Regency Utica Gas Gathering LLC, a Delaware limited liability company
Regency Utica Holdco LLC, a Delaware limited liability company
Regency Vaughn Gathering LLC, a Texas limited liability company
RGP Marketing LLC, a Texas limited liability company
RGP Westex Gathering Inc., a Texas corporation
RIGS GP LLC, a Delaware limited liability company
RIGS Haynesville Partnership Co., a Delaware partnership
Rover Pipeline LLC, a Delaware limited liability company
RSS Water Services LLC, a Delaware limited liability company
Sea Robin Pipeline Company, LLC , a Delaware limited liability company
SEC Energy Products & Services, L.P., a Texas limited partnership
SEC Energy Realty GP, LLC, a Texas limited liability company
SEC General Holdings, LLC, a Texas limited liability company
SEC-EP Realty Ltd., a Texas limited partnership
Southern Union Gas Company, Inc., a Texas corporation
Southern Union Panhandle LLC, a Delaware limited liability company
SU Gas Services Operating Company, Inc., a Delaware corporation
SU Holding Company, Inc., a Delaware corporation
SUG Holding Company, LLC, a Delaware limited liability company
Sun Alternate Energy Corporation, a Delaware corporation
Sun Atlantic Refining and Marketing B.V., a Netherlands other
Sun Atlantic Refining and Marketing B.V., LLC, a Delaware limited liability company
Sun Atlantic Refining and Marketing Company, LLC, a Delaware limited liability company
Sun Canada, Inc., a Delaware corporation
Sun Company, Inc., a Delaware corporation
Sun Company, Inc., a Pennsylvania corporation
Sun International Limited, a Bermuda corporation
Sun Lubricants and Specialty Products Inc., a Quebec corporation
Sun Mexico One, Inc., a Delaware corporation
Sun Mexico Two, Inc., a Delaware corporation
Sun Oil Company, a Delaware corporation
Sun Oil Export Company, a Delaware corporation
Sun Oil International, Inc., a Delaware corporation
Sun Petrochemicals LLC, a Delaware corporation
Sun Pipe Line Company of Delaware LLC, a Delaware limited liability company
Sun Pipe Line Company, LLC, a Texas limited liability company
Sun Pipe Line Delaware (Out) LLC, a Delaware limited liability company
Sun Refining and Marketing Company, a Delaware corporation
Sun Services Corporation, a Pennsylvania corporation
Sun Transport, LLC, a Pennsylvania limited liability company
Suncrest Resources LLC, a Delaware limited liability company
Sun-Del Pipeline LLC, a Delaware limited liability company
Sun-Del Services, Inc., a Delaware corporation
Sunoco (R&M), LLC, a Pennsylvania limited liability company
Sunoco de Mexico, S.A. de C.V., a Mexico other
Sunoco Logistics Partners GP LLC, a Delaware limited liability company
Sunoco Logistics Partners Operations GP LLC, a Delaware limited liability company
Sunoco Logistics Partners Operations L.P., a Delaware limited partnership
Sunoco Midland Gathering LLC, a Texas limited liability company
Sunoco Midland Terminal LLC, a Texas limited liability company
Sunoco Overseas, Inc., a Delaware corporation
Sunoco Partners Marketing & Terminals L.P., a Texas limited partnership
Sunoco Partners NGL Facilities LLC, a Delaware limited liability company
Sunoco Partners Operating LLC, a Delaware limited liability company

Sunoco Partners Real Estate Acquisition LLC, a Delaware limited liability company
Sunoco Partners Rockies LLC, a Delaware limited liability company
Sunoco Pipeline Acquisition LLC, a Delaware limited liability company
Sunoco Pipeline L.P., a Texas limited partnership
Sunoco Power Marketing L.L.C., a Pennsylvania limited liability company
Sunoco Receivables Corporation, Inc., a Delaware corporation
Sunoco, Inc., a Pennsylvania corporation
Sweeney Gathering, L.P., a Texas limited liability company
SXL Acquisition Sub LLC, a Delaware limited liability company
TETC, LLC, a Texas limited liability company
Texas Energy Transfer Company, Ltd., a Texas limited partnership
Texas Energy Transfer Power, LLC, a Texas limited liability company
The New Claymont Investment Company, a Delaware corporation
The Energy Transfer/Sunoco Foundation, a Pennsylvania non-profit
Toney Fork LLC, a Delaware limited liability company
Trade Star, LLC, a Idaho limited liability company
Trade Star Holdings, LLC, a Delaware limited liability company
Trade Star Leasing LLC, a Idaho limited liability company
Trade Star Properties LLC, a Idaho limited liability company
Trade Star Willston, LLC, a Idaho limited liability company
Trans-Pecos Pipeline, LLC, a Texas limited liability company
Transwestern Pipeline Company, LLC, a Delaware limited liability company
Trunkline Field Services LLC, a Delaware limited liability company
Trunkline Gas Company, LLC, a Delaware limited liability company
Trunkline LNG Holdings LLC, a Delaware limited liability company
Venezoil, C.A., a Venezuela other
Vista Mar Pipeline, LLC, a Texas limited liability company
Waha Express Pipeline, LLC, a Delaware limited liability company
West Shore Pipe Line Company, a Delaware corporation
West Texas Gathering Company, a Delaware corporation
West Texas Gulf Pipe Line Company, a Delaware corporation
Westex Energy LLC, a Delaware limited liability company
WGP-KHC, LLC, a Delaware limited liability company
Whiskey Bay Gathering Company, LLC, a Delaware limited liability company
Wolverine Pipe Line Company, a Delaware corporation
Yellowstone Pipe Line Company, a Delaware corporation